UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 6, 2022
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

    At the 2022 Annual Meeting of Shareholders held on May 6, 2022, the shareholders of The Timken Company (the “Company”):

(1) elected the twelve Directors set forth below to serve for a term of one year expiring at the annual meeting in 2023 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES

Maria A. Crowe	64,366,390	2,926,016	3,035,932
Elizabeth Ann Harrell	66,307,783	984,623	3,035,932
Richard G. Kyle	65,980,804	1,311,602	3,035,932
Sarah C. Lauber	66,800,118	492,288	3,035,932
John A. Luke, Jr.	65,185,479	2,106,927	3,035,932
Christopher L. Mapes	66,246,559	1,045,847	3,035,932
James F. Palmer	66,793,624	498,782	3,035,932
Ajita G. Rajendra	66,837,780	454,626	3,035,932
Frank C. Sullivan	64,960,753	2,331,653	3,035,932
John M. Timken, Jr.	65,667,742	1,624,664	3,035,932
Ward J. Timken, Jr.	65,706,900	1,585,506	3,035,932
Jacqueline F. Woods	65,076,283	2,216,123	3,035,932

(2) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation;

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2022 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

66,009,382	999,906	283,111	3,035,939

(3) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2022; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

68,221,864	2,004,685	101,789	—

(4) approved a shareholder proposal requesting that our Board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

53,597,622	13,505,020	189,756	3,035,940

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ Hansal N. Patel
Hansal N. Patel
Vice President, General Counsel & Secretary
Date: May 9, 2022